                                                                    EXHIBIT 10.1

                             AUDIT COMMITTEE CHARTER

                                       OF

                       WARRIOR ENERGY SERVICES CORPORATION

I.       PURPOSE OF AUDIT COMMITTEE

         The purpose of the Audit Committee shall be (a) to assist the Board's oversight of (i) the integrity of the Company's financial statements, (ii) the Company's independent auditors' qualifications and independence, (iii) the performance of the Company's independent auditors and the Company's internal audit function and (iv) the Company's compliance with legal and regulatory requirements, and (b) in accordance with applicable law, regulation and listing standards, prepare a report for inclusion in the Company's annual proxy statement.

II.      COMPOSITION OF AUDIT COMMITTEE

         The Audit Committee shall consist of not less than three members. Each member of the Audit Committee shall be appointed by the Board or upon the recommendation of the Nominating Committee, if such a committee has been appointed, and shall satisfy the independence, financial literacy and expertise requirements the Sarbanes-Oxley Act of 2002 (the "Act"), and including the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and requirements of any National Securities Exchange or Automated Quotation System on which the Company's securities may be traded or quoted as appropriate.

         Vacancies on the Audit Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. The members of the Audit Committee may be removed by a majority vote of the Board.

III.     AUTHORITY AND RESPONSIBILITIES OF AUDIT COMMITTEE

         The following are the responsibilities of the Audit Committee:

         A. Independent Auditor

         o Sole authority to appoint, retain, compensate and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report.
         o Adopt and ensure compliance with a pre-approval policy with respect to services provided by the independent auditor.
         o The independent auditor shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.
         o Review and, in its sole discretion, approve in advance the services and terms of all audit and, as provided in the Act, all permitted non-audit services and relationships between the Company and the independent auditor, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the applicable rules and regulations of the Securities and Exchange Commission. Approval of audit and permitted non-audit services may also be made by one or more members of the Audit Committee as shall be designated by the Audit Committee and the person(s) granting such approval shall report such approval to the Audit Committee not later than at the next scheduled meeting.

         o At least annually, obtain and review a report by the independent auditor describing all relationships between the independent auditor and the Company contemplated by Independence Standards Board Standard No. 1, any required peer review within the prior five years, any inquiry or investigation of the firm by governmental or professional authorities within the prior five years, and the internal quality-control procedures of the independent auditor within the prior five years.
         o Discuss the foregoing report by the independent auditor to the extent it discloses any material issues, relationships or services that may impact the performance, objectivity or independence of the outside auditor, including the matters required to be discussed by Statement on Auditing Standards No. 61, and take, or recommend that the full board take, appropriate actions to ensure the independence of the outside auditor and any issues raised by the most recent internal quality-control review within the prior five years.
         o Evaluate with the assistance of the Company's management, the qualifications, performance and independence of the independent auditor, including the lead partner of the independent auditor and, if so determined by the Audit Committee, terminate the Company's engagement of the independent auditor.
         o Confirm the regular rotation of the audit partners as required by law.

         The Audit Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditor to the Board.

         B. Financial Reporting and Accounting Policies

         o Review the annual audited and quarterly financial statements with the Company's management, its Disclosure Committee, if any, and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Review other relevant reports or financial information or correspondence submitted by the Company to any governmental body, or the public, including management certification as required by the Act.
         o Review any significant reporting issues and judgments made in connection with the Company's financial statements.
         o Review major issues regarding the Company's significant accounting principles, financial statement presentations and any changes thereto and the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies. Consider the impact of acceptable alternative accounting principles that are communicated by the independent auditor, internal auditors or the Company's management.
         o Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.
         o Make a recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.
         o Obtain assurance from the auditors that Section 10A(b) of the Exchange Act has not been implicated.

         C. Audit Process of the Independent Auditor

         o Meet with the independent auditor prior to their commencing the audit to review the scope (i.e. nature of work performed by entity), planning and staffing of the audit.
         o Discuss with the independent auditor their required disclosure outlined by Generally Accepted Auditing Standards relating to the conduct of the audit, including consideration of the quality of the Company's accounting principles as applied in its financial reporting.
         o Review with the independent auditor any problems or difficulties and management's response; review the independent auditor's attestation and report on management's internal control report, from the time that such reports are prepared; and hold timely discussions with the independent auditors regarding the following:

                  o All critical accounting policies and practices;
                  o All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
                  o Other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences.

         o Review any communication between the audit team and the auditor's national office respecting auditor accounting issues presented by the engagement.

         D. Evaluation

         o On an annual basis, the Audit Committee shall evaluate its performance relative to the Audit Committee's purpose, duties and responsibilities, as described by this Charter. A discussion of these findings shall take place at least annually at the first meeting of the Audit Committee.
         o The Audit Committee shall review and assess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

         E. Other Matters

         o Establish clear hiring policies, compliant with governing laws or regulations for employees or former employees of the independent auditor.
         o Discuss the Company's earnings press releases, including review of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies. This review may be done generally through a discussion of the types of information to be disclosed and type of presentations to be made, and the Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.
         o Discuss the Company's policies with respect to risk assessment and risk management, including the Company's major financial accounting and risk exposures and the steps management has undertaken to control them.
         o Submit, when required, the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         o Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.
         o Establish and maintain procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
         o Review all related party transactions (as defined in Item 404 of Regulation S-K under the Exchange Act) for potential conflicts of interests. All such transactions must be approved by the Committee.
         o Review with legal counsel any legal matters that may have an impact on financial statement, compliance policies, or internal controls and reports or inquiries received from government agencies.

IV.      MEETINGS OF THE AUDIT COMMITTEE

         The Audit Committee shall meet at least four times per year, or more frequently as circumstances require or as the Audit Committee deems appropriate.

         The Audit Committee shall report regularly to the Board regarding the execution of its duties and responsibilities, at a minimum, after each scheduled meeting of the Audit Committee, and shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Board of Directors of the Company. The Audit Committee may form and delegate authority to subcommittees comprised of one or more members of the Audit Committee as the Audit Committee deems appropriate.

         The chairman of the Audit Committee will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting. A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

         Periodically, the Audit Committee shall meet with the Company's management (including the chief financial officers and chief accounting officer), members of the Company's internal Corporate Audit Staff, if any, and with the independent auditor in separate sessions.

V.       RESOURCES OF THE AUDIT COMMITTEE

         The Audit Committee shall have the authority, following notice to the Chairman of the Board or President, to retain and compensate legal, accounting or other advisors to advise the Audit Committee and assist it in fulfilling its duties and responsibilities. The Audit Committee may request any officer or employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Audit Committee or to meet with any members of, or advisors to, the Audit Committee. Company shall provide funding for payment of compensation to auditors for preparation of audit or other services, as Committee determines. Absent actual knowledge to the contrary (which shall be promptly reported to the Board), each member of the Committee shall be entitled to assume and rely upon (i) the integrity of those persons and organizations within and outside the Company from which it receives information, and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations.

VI.      OTHER

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles or to conduct investigations or ensure compliance with laws and regulations and the code of conduct. This is the responsibility of the Company's management and the independent auditor. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, compensation to any advisors employed by the Committee, and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.